Exhibit 10.24

MACALLAN PARTNERS LLC ASSIGNMENT OF DEBT AGREEMENT

THIS ASSIGNMENT OF DEBT AGREEMENT DATED September 8, 2014 BY AND AMONG:

MACALLAN PARTNERS LLC, a corporation organized  under  the  laws  of  the Delaware , with an office located at 1201 N. Orange Street, Suite 7401, Wilmington , DE 19801-1186  (the  "ASSIGNEE");

Audit Prep Services LLC, Inc., (the "ASSIGNOR "). 8605 Santa Monica Blvd., Suite 36640, Los Angeles, CA, 90069

AND:

Las Vegas Railway Express, Inc., a corporation organized under  the  laws  of  Delaware, with an office located at: 6650 Via Austi Parkway , Suite 140, Las Vegas, N V, 89119 (the "DEBTOR ").

WHEREAS:

A.              The Assignor is currently the beneficial owner of $29,771.61 of debt of the Debtor   (the "Debt"), evidenced by a note held by Assignor (the "Note"), a copy of which is attached hereto as Exhibit A.

B.              The  Assignor  wishes  to  sell,  grant,  assign,  and  transfer  $15,000.00  of  the  Debt   (the "Assigned Debt") to Assignee , and Assignee wishes to purchase the Assigned Debt upon the terms and conditions set forth in this agreement (the "Agreement ").

  NOW , THEREFORE, THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual promises, covenants, conditions, representations and warranties hereinafter contained, the parties to this agreement (the "Parties"), intending to be legally bound, agree as follows:

  I .  Sale and Transfer of the Assigned   Debt.   Upon  the  execution  of this Agreement (the "Closing") and subject to the terms and conditions  of this  Agreement, the  Assignor  shall sell, grant, assign, convey and deliver to the  Assignee , and  the  Assignee shall  purchase and accept from the Assignor , the Assigned Debt, including all right and  obligations thereunder , for the purchase  price  specified  in  Section 2 below .   The Assigned Debt shall be   subject   to the terms   of the   Note, except   such terms    that   are amended by this Agreement.  Payment for the debt shall be received by the assignor from the assignee by wire transfer of immediately available funds in an amount as   set forth in this agreement, upon assignee 's confirmation of the clearance of the converted shares in DTC.

2. Purchase Price. In exchange for the Debt, the Assignee shall pay $15,000.00 cash to the Assignor by wire transfer.

3. Delivery of Note. At the Closing, the Assignor shall deliver to the Assignee   one or more notes representing the Assigned Debt.

4.  Representations, Warranties And Covenants Of The Assignor

4.1 The Assignor represents , warrants and covenants to the Assignee that:
(a) Authority. The Assignor has all necessary power and authority to execute, deliver and perform this Agreement and to consummate the transactions provided for herein. This Agreement has been duly authorized, executed and delivered by the Assignor and constitutes a valid and binding obligation of the Assignor enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by the Assignor does not and will not violate any provision of any law, regulation or order, or conflict with or result in the breach of, or constitute a default under, any material agreement or instrument to which the Sellers are a party or by which the Sellers may be bound or affected.

(b) Title. The Assignor has good and  marketable  title  to  the  Convertible Debt free and clear of all liens and encumbrances, and has the  ability  to  freely  transfer  the Assigned Debt.

(c) Non-Affiliate   Status.   The  Assignor  is not  now  nor  has  ever been  an affiliate of the Company or its predecessor(s); as such term  is defined  in the Securities  Act  of 1933, as amended (the "Securities Act").

(d) Duly Endorsed. Assignor hereby represents and warrants to the Assignee that certificates representing the Assigned Debt will be duly endorsed upon their transfer to the Assignee.

(e) No   Prepayment.  The  Assigned  Debt  has  not  been  prepaid  in  full  or  in part, and the full amount of the Assigned Debt is due and owing by the Debtor to the Assignor. The Debtor has been given notice of this Assignment by the Assignor.

4.2 The representations, warranties and covenants contained in Section 4.1 are provided for the exclusive benefit of the Assignee and a breach of any one or more thereof may be waived by the Assignee in whole or in part at any time without prejudice to its rights in respect to any other breach of the same or any other representation or warranty or covenant. Any representations, warranties and covenants contained in Article 4 will survive the signing of this Agreement.

5. Right to Convert Debt. The Debtor and the Assignee agree that at the Assignee's option, the Acquired Debt, or any portion thereof, may be converted into shares of common stock of the Debtor (the "Shares") in the amount of $15,000.00 at the fixed share price of 0.0075 per Share. Any Shares acquired by Assignee through the conversion of the Acquired Debt may only be resold by Assignee in compliance with the Securities Act of 1933, pursuant to a registration statement or an exemption from registration under the Securities Act of 1933. At no time will assignee convert any amount of the acquired debt into common stock that would result in the assignee owning more than 4.99% of the debtor's common stock outstanding.

6.  Consent of Debtor.

6.1 The Debtor agrees and consents to the assignment of the Acquired Debtor to the Assignee by the Assignor, and the possible conversion, at the Assignee's option, of the Acquired Debt or portion thereof.

6.2  The Debtor represents, warrants and covenants to the Assignee that:

(a)  The full amount of the Debt is due and  owing  at  the  time  of this Agreement, and

(b)  The Debt has not been prepaid in full or in part.

6.3 The Debtor agrees and acknowledges and that the Assignee is entitled to make demand for payment or conversion pursuant to the terms of the Note and this Agreement at any time for full or partial payment of the full amount of the Acquired Debt.

7. Authorizations. Each of the Parties represent and warrant that each has the proper authorization and power to enter into this agreement and effect the actions  required  therein, including, but not limited to, necessary board resolutions or other approvals, as required.

8. Entire Agreement. This Agreement constitutes the complete understanding between the Parties with respect to the subject matter hereof, and no  alteration, amendment  or modification of any of the terms and provisions hereof shall be valid unless made pursuant to  an  instrument in writing signed by each party.

9. Fees   and   Costs.   The Parties   shall   each bear   their   own   fees and   costs incurred in connection with this Agreement.

10. Binding   Effect.  This  Agreement  shall  be  binding  upon  and  inure  to  the  benefit of the Parties and their respective heirs, personal representatives, executors, successors and assigns.

11. Governing Law. This Agreement has been made in and shall be construed and enforced in accordance with the laws of the State of Delaware.

12. Survival of Representations and Warranties.  All representations and warranties made by the Sellers and the Buyer shall survive the Closing.

13. Jurisdiction   and Venue.  Any  claim  or  controversy  arising  out  of or  relating to  the interpretation, application or enforcement of any provision of this Agreement, shall be submitted for resolution to a court of competent jurisdiction in New York. The parties hereby  consent to personal jurisdiction and venue in New York.

14. Construction   and   Severability.  In  the  event  any  provision  in  this  Agreement shall,  for any reason, be held to be invalid or unenforceable, this Agreement shall be construed as though  it did  not  contain  such  invalid  or  unenforceable  provision,  and  the  rights  and obligations  of  the parties  hereto   shall  continue  in  full  force  and  effect  and  shall     be  construed and enforced in accordance with the remaining provisions hereof.

15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as an original signed copy of this Agreement.

16. Paragraph    Headings.     The  paragraph   headings   contained   in  this   Agreement  are  for convenience only and shall  not  affect  in  any  manner  the  meaning  or  interpretation  of this Agreement.

17. Rule of Construction Relating to Ambiguities.  All Parties acknowledge that they  have each carefully read and reviewed this Agreement with their  respective  counsel and/or  other representative,  and  therefore,  agree  that  the  rule  of  construction  that   ambiguities  shall be construed against the drafter of the document shall not be applicable.

18. Deposit and Clearance: If the assignee is unable to deposit and clear the shares of the company for any reason, the assignee may return any shares for cancellation to the transfer  agent and (a) cancel the transaction and not make payments to the assignor or (b) demand the return of any payments advanced by the assignee to the assignor.

[The Remainder of this page intentionally left blank]

[Signature Page to Assignment of Debt Agreement}

IN WITNESS WHEREOF this agreement was signed by the parties hereto as of the day and year first above written.

ASSIGNEE:

MACALLAN PARTNERS LLC

By: /s/ Adam Didia

Name: Adam Didia
Title:  Member

ASSIGNOR:

Audit Prep Services LLC, Inc.

By: /s/ Michael T. Psomas
Name: Michael T. Psomas
Title:  President

DEBTOR:

Las Vegas Railway Express, Inc.
By          /s/ Michael Barron
Name: Michael A. Barron

Title:  CEO